                                               SEMIANNUAL REPORT | June 30, 2002

                                                                      The Strong

                                                            International Equity

                                                                           Funds

                                             [PHOTO APPEARS HERE]






                  Strong Asia Pacific Fund

     Strong Foreign Major Markets/SM/ Fund

           Strong International Stock Fund

                      Strong Overseas Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2002

                                                                      The Strong

                                                            International Equity

                                                                           Funds

Table of Contents

Investment Reviews

          Strong Asia Pacific Fund ..............................  2
          Strong Foreign MajorMarkets/SM/ Fund ..................  4
          Strong International Stock Fund .......................  6
          Strong Overseas Fund ..................................  8

Financial Information

          Schedules of Investments in Securities
               Strong Asia Pacific Fund ......................... 10
               Strong Foreign MajorMarketsSM Fund ............... 11
               Strong International Stock Fund .................. 12
               Strong Overseas Fund ............................. 13
          Statements of Assets and Liabilities .................. 15
          Statements of Operations .............................. 16
          Statements of Changes in Net Assets ................... 17
          Notes to Financial Statements ......................... 19

Financial Highlights ............................................ 23
Directors and Officers .......................................... 25

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]


Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

  1. The stock market is one of the backbones of America's economy and way of life.
  2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.
  3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500 Index Average delivered a 10.2% rate of return.
  4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.


                                                                 /s/ Dick



Performance is historical and does not represent future results.

Strong Asia Pacific Fund
================================================================================

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. Due to its investments in Asia or the Pacific Basin, the Fund will generally incur higher brokerage costs and foreign custody service fees than funds that principally invest in the U.S. or more established foreign countries. The Fund may utilize an active trading approach.

                   Growth of an Assumed $10,000 Investment +
                            From 12-31-93 to 6-30-02

                              [CHART APPEARS HERE]

                      The Strong                           Lipper Pacific
                      Asia Pacific                          Region Funds
                         Fund            MSCI AP*              Index*
Dec 93                  $10,000          $10,000              $10,000
Dec 94                  $ 9,473          $ 8,772              $ 9,475
Dec 95                  $10,035          $ 9,305              $ 9,729
Dec 96                  $10,246          $10,388              $ 9,994
Dec 97                  $ 7,071          $ 6,835              $ 7,278
Dec 98                  $ 6,849          $ 6,533              $ 7,064
Dec 99                  $13,426          $ 9,789              $12,597
Dec 00                  $ 8,466          $ 6,855              $ 8,179
Dec 01                  $ 7,407          $ 6,691              $ 6,716
Jun 02                  $ 8,342          $ 7,021              $ 7,193


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the first half of calendar 2002, we saw the first fruits of the economic recovery in Asia that had begun to emerge in the latter part of 2001 but was temporarily put on hold by the terrorist attacks of September 11. Although the recovery is by no means a uniform one and does not include the still-troubled Japanese economy, Asia should experience a significant pickup in economic activity this year.

     On the political front, the concerns over possible extremist activity in those Asian countries with significant Muslim populations have largely faded away. On the contrary, closer engagement with the West and greater support from the U.S. and Europe, both for strategic and diplomatic purposes, have been beneficial for them. Indonesia, the country that some feared could suffer the greatest fallout from extremists, has in fact been the best-performing market in the world for the year to date.

     Asian markets are still being adversely affected by some of the external negative conditions that depressed them last year. These include the continued shakeout in the technology sector and weakness and nervousness on Wall Street, this time aggravated by U.S. domestic financial scandals. Nevertheless, a change for the better this year is that Asian markets have demonstrated the ability to uncouple themselves to a significant degree from events in the West and particularly in the U.S. This has allowed the region to open up its large performance gap over U.S. markets.

Q:   How did your Fund perform?

A: As it did in 2001, the Fund performed consistently well throughout the first half of 2002 relative to its broad-based benchmark, the MSCI EAFE, and its peer benchmark, the Lipper Pacific Region Funds Index. The very welcome difference from last year, however, is that this year the Fund has so far posted a healthily positive return.

     The Fund made steady advances through the first three or four months of the year. Since that time, it has weathered a period of profit-taking and pullback relatively well. We believe this demonstrates the Fund's balance of growth-oriented and defensive characteristics.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The main strategy driving the Fund's outperformance has been focusing our investments on a fairly small group of companies that are benefiting most visibly from the region's improving business conditions. These companies come from such sectors as consumer finance, domestic consumption, and property. In contrast, we have generally avoided stocks from those industries that appear to be more vulnerable to extraneous shocks and less positioned to benefit from domestic recovery. Technology stocks are the most notable sector in this category.

     With regard to country allocations, our strategy has been to underweight those markets compared to the MSCI EAFE Index, that are still struggling with the problems of the past -- notably Japan and Hong Kong. We have instead overweighted some of those markets -- especially smaller ones such as Thailand, Indonesia, and even Malaysia -- where improvement seems both more rapid and more clear.

Q:   What is your future outlook?

A: We remain confident that Asia's recovery is firmly on track, that valuations are still compelling, and that Asia can continue to outperform other regions. At the moment, we believe investors' exposure to the region remains unwarrantedly low. In time, we believe that investors, both in the U.S. and elsewhere in the world, will gradually become more selective, moving away from their general nervousness and increasing their exposure to an area that has become one of the more attractive investment targets in today's uncertain times.

     We thank you for your investment in the Strong Asia Pacific Fund.

     Anthony L.T. Cragg
     Portfolio Manager

Average Annual Total Returns

As of 6-30-02
----------------------------------

1-year                    7.11%

3-year                   -6.22%

5-year                   -4.76%

Since Fund Inception     -2.11%
(12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AP is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.-dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign MajorMarkets/SM/ Fund
================================================================================

Your Fund's Approach

The Strong Foreign MajorMarkets/SM/ Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks issued by companies whose principal headquarters are located in the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                   Growth of an Assumed $10,000 Investment +
                             From 6-30-98 to 6-30-02

                              [CHART APPEARS HERE]

                 The Strong Foreign
                 MajorMarkets/SM/          MSCI             Lipper International
                       Fund                EAFE*                Funds Index*
Jun 98               $10,000              $10,000                 $10,000
Sep 98               $ 8,470              $ 8,579                 $ 8,422
Dec 98               $ 9,980              $10,351                 $ 9,728
Mar 99               $ 9,900              $10,495                 $ 9,853
Jun 99               $11,060              $10,762                 $10,400
Sep 99               $11,260              $11,234                 $10,750
Dec 99               $14,211              $13,142                 $13,409
Mar 00               $14,384              $13,128                 $13,491
Jun 00               $13,021              $12,608                 $12,857
Sep 00               $11,399              $11,591                 $11,914
Dec 00               $10,577              $11,280                 $11,435
Mar 01               $ 9,171              $ 9,734                 $ 9,943
Jun 01               $ 9,258              $ 9,632                 $10,002
Sep 01               $ 7,971              $ 8,284                 $ 8,506
Dec 01               $ 8,467              $ 8,861                 $ 9,225
Mar 02               $ 8,207              $ 8,906                 $ 9,451
Jun 02               $ 8,022              $ 8,718                 $ 9,273

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors.

     Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery.

     In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer staples stocks. The weakest sectors in the period were technology and telecommunications services.

     Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q:   How did your Fund perform?

A: For the six months ended June 30, 2002, the Strong Foreign MajorMarketsSM Fund underperformed its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered weak performance in the period.

     Japan was the strongest performer among the G7 countries, the world's largest developed markets. Approximately 19% of the Fund's assets were invested in Japanese stocks as of June 30, 2002.

Q: What investment strategies and techniques impacted your Fund's performance?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities such as solid cash flows. Examples included consumer discretionary and industrial stocks. We underweighted information technology, telecommunications services, and healthcare stocks compared to the MSCI EAFE Index.

     Stock selection and currency allocation were the two main sources of underperformance in the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund was underweighted versus the MSCI EAFE Index in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q:   What is your future outlook?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition, improving consumer demand within Asia and Europe could help drive regional growth, as we believe further work on streamlining corporate structures should bolster profitability. Over the short term, however, we believe international markets are likely to be influenced by economic and market trends emanating from the U.S.

     Thank you for your investment in the Strong Foreign MajorMarketsSM Fund. We appreciate your continued support.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager

Average Annual Total Returns

As of 6-30-02
------------------------------------------

          1-year                   -13.35%

          3-year                   -10.15%

          Since Fund Inception      -5.36%
          (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

  Strong International Stock Fund
  ==============================================================================

  Effective February 8, 2002, the Fund was closed to new investors.

  Your Fund's Approach

  The Strong International Stock Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from any foreign company, which may include stocks from companies in emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                             From 3-4-92 to 6-30-02

                              [CHART APPEARS HERE]

            The Strong International                        Lipper International
                  Stock Fund              MSCI EAFE*            Funds Index*
  Feb 92             $10,000               $10,000               $10,000
  Dec 92             $ 9,819               $ 9,484               $ 9,495
  Dec 93             $14,508               $12,572               $13,215
  Dec 94             $14,282               $13,550               $13,118
  Dec 95             $15,399               $15,069               $14,433
  Dec 96             $16,660               $15,980               $16,515
  Dec 97             $14,294               $16,264               $17,712
  Dec 98             $13,287               $19,516               $19,955
  Dec 99             $25,600               $24,779               $27,504
  Dec 00             $16,223               $21,268               $23,456
  Dec 01             $12,583               $16,708               $18,922
  Jun 02             $11,948               $16,437               $19,020


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of March 1992.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors.

     Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery.

     In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer staples stocks. The weakest sectors in the period were technology and telecommunications services.

     Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q:   How did your Fund perform?

A: For the six months ended June 30, 2002, the Fund underperformed its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered weak performance in the period.

     Emerging markets, in particular, continued to build on the strength of their 2001 performance, although economic and political risks remained high in specific countries and regions, such as Argentina and the Middle East. About 8% of the Fund's assets were invested in emerging markets at the end of the period.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities, such as solid cash flows.

     Examples included consumer discretionary and industrial stocks. We underweighted information technology, telecommunications services, and healthcare stocks compared to the MSCI EAFE Index.

     Stock selection and currency allocation were the two main sources of under-performance in the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund was underweighted versus the MSCI EAFE Index, in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q:   What is your future outlook?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition,improving consumer demand within Asia and Europe could help drive regional growth, as we believe further work on streamlining corporate structures should bolster profitability. Over the short term, however, we believe international markets are likely to be influenced by economic and market trends emanating from the U.S.

     Thank you for your investment in the Strong International Stock Fund. We appreciate your continued support.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager


Average Annual Total Returns
As of 6-30-02
----------------------------------------------
          1-year                    -14.19%

          3-year                     -6.92%

          5-year                     -8.34%

          10-year                     1.60%

          Since Fund Inception        1.74%
          (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of the major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
================================================================================

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                    Growth of an Assumed $10,000 Investment+
                              From 6-30-98 to 6-30-02

                              [CHART APPEARS HERE]

              The Strong                                    Lipper International
             Overseas Fund             MSCI EAFE*               Funds Index*
Jun 98          $10,000                 $10,000                   $10,000
Sep 98          $ 8,370                 $ 8,579                   $ 8,422
Dec 98          $10,460                 $10,351                   $ 9,728
Mar 99          $11,410                 $10,495                   $ 9,853
Jun 99          $12,240                 $10,762                   $10,400
Sep 99          $13,380                 $11,234                   $10,750
Dec 99          $20,530                 $13,142                   $13,409
Mar 00          $21,610                 $13,128                   $13,491
Jun 00          $19,040                 $12,608                   $12,857
Sep 00          $16,280                 $11,591                   $11,914
Dec 00          $13,660                 $11,280                   $11,435
Mar 01          $11,760                 $ 9,734                   $ 9,943
Jun 01          $11,980                 $ 9,632                   $10,002
Sep 01          $10,200                 $ 8,284                   $ 8,506
Dec 01          $11,044                 $ 8,861                   $ 9,225
Mar 02          $10,871                 $ 8,906                   $ 9,451
Jun 02          $10,485                 $ 8,718                   $ 9,273


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions);
  (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors.

     Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery.

     In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer staples stocks. The weakest sectors in the period were technology and telecommunications services.

     Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q:   How did your Fund perform?

A: For the six months ended June 30, 2002, the Strong Overseas Fund underperformed its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered a weak performance in the period.

     Emerging markets, in particular, continued to build on the strength of their 2001 performance, although economic and political risks remained high in specific countries and regions, such as Argentina and the Middle East.

     About 8% of the Fund's assets were invested in emerging markets at the end of the period.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities such as solid cash flows.

     Examples included consumer discretionary and industrial stocks. We underweighted information technology, telecommunications services, and healthcare stocks compared to the MSCI EAFE Index.

     Stock selection and currency allocation were the two main sources of under-performance in the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund was underweighted versus the MSCI EAFE Index in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q:   What is your future outlook?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition, improving consumer demand within Asia and Europe could help drive regional growth, as we believe further work on streamlining corporate structures should bolster profitability. Over the short term, however, we believe international markets are likely to be influenced by economic and market trends emanating from the U.S.

     Thank you for your investment in the Strong Overseas Fund. We appreciate your continued support.

     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02
--------------------------------------------

         1-year                      -12.48%

         3-year                       -5.03%

         Since Fund Inception          1.19%
         (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
                            STRONG ASIA PACIFIC FUND

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 90.0%
Australia 6.4%
BHP Billiton, Ltd.                                     165,823       $  962,103
Coca-Cola Amatil, Ltd.                                 283,811        1,019,976
MIM Holdings, Ltd.                                   1,320,000          966,623
Newcrest Mining, Ltd.                                  285,000        1,216,897
Norwood Abbey, Ltd.(b)                                 709,000          271,578
Smorgan Steel Group, Ltd.                            1,110,000          719,052
                                                                     ----------
                                                                      5,156,229
China 4.4%
China Merchants Hai Hong Holdings                    1,700,000        1,307,709
Martin Currie China Heartland Fund, Ltd.(b)             63,000          608,580
PetroChina Company, Ltd.                             3,900,000          830,010
United Food Holdings, Ltd.                           2,000,000          775,238
                                                                     ----------
                                                                      3,521,537
Hong Kong 6.9%
Fountain Set Holdings, Ltd.                          2,600,000        1,000,013
Hang Lung Development Company, Ltd.                    910,000          857,511
Hong Kong Exchanges & Clearing, Ltd.                   731,000        1,204,291
Star Cruises, Ltd.(b)                                3,005,000        1,221,760
Wing Ling Bank, Ltd.                                   292,000        1,284,068
                                                                     ----------
                                                                      5,567,643
India 3.5%
Dr.Reddy's Laboratories, Ltd.                           65,000        1,259,317
India Capital Fund PCC (Acquired 6/12/97-
  1/31/00; Cost $447,154) (b) (c) (f)                   30,792          289,753
Indian Petrochemicals Corporation, Ltd.                400,000        1,247,285
                                                                     ----------
                                                                      2,796,355
Indonesia 7.8%
Astra International Tbk PT (b)                       4,400,000        2,148,684
Bank Central Asia Tbk PT                             3,000,000          896,243
Bentoel Internasional Investama Tbk PT (b)          40,000,000        1,263,932
Telekomunikasi Indonesia Tbk PT                      4,550,000        1,960,531
                                                                     ----------
                                                                      6,269,390
Japan 19.6%
iShares, Inc. MSCI Japan Index Fund                    285,000        2,402,550
Jafco Company, Ltd.                                     20,000        1,774,059
Kyocera Corporation                                     14,200        1,039,749
Mitsubishi Heavy Industries, Ltd.                      485,000        1,473,264
Nomura Holdings, Inc.                                  130,000        1,914,644
Oriental Land Company, Ltd.                             26,800        1,921,975
SEGA Corporation (b)                                    53,000        1,277,322
Shiseido Company, Ltd.                                  79,400        1,061,767
Sony Corporation                                        36,000        1,906,946
Toshiba Corporation (b)                                245,000        1,000,502
                                                                     ----------
                                                                     15,772,778
Malaysia 8.2%
Arab-Malaysian Corporation BHD (b)                   4,200,000        1,448,085
IOI Corporation BHD                                    530,000          850,902
Pernas International Holdings BHD (b)                2,500,000          677,721
Perusahaan Otomobil Nasional BHD                       350,000          879,721
Rashid Hussain BHD (b)                               1,757,000          726,014
SP Setia BHD                                         1,330,000        1,225,161
TA Enterprise BHD                                    4,100,000          841,689
                                                                     ----------
                                                                      6,649,293
New Zealand 4.3%
Fletcher Building,Ltd.                                 630,000          843,208
Guinness Peat Group PLC                              1,946,498        1,601,039
Waste Management NZ, Ltd.                              700,000        1,039,105
                                                                     ----------
                                                                      3,483,352
Papua New Guniea 0.9%
Lihir Gold, Ltd. (b)                                   970,000          732,178

Philippines 4.0%
Bank of the Philippine Islands                       1,424,000       $1,360,239
Benpres Holdings Corporation (b)                    53,500,000          372,637
Filinvest Land, Inc. (b)                            17,500,000          794,030
Manila Electric Company `B Shares' (b)               1,200,000          704,477
                                                                     ----------
                                                                      3,231,383
Singapore 8.3%
Cycle & Carriage, Ltd.                                 554,170        1,486,400
DBS Group Holdings, Ltd.                               160,000        1,122,680
First Capital Corporation, Ltd.                      1,180,000          647,691
Hotel Properties, Ltd.                               1,137,000          739,899
Singapore Airlines, Ltd.                               125,000          912,460
Singapore Exchange, Ltd.                             2,785,000        1,828,090
                                                                     ----------
                                                                      6,737,220

South Korea 2.9%
Kook Soon Dang Brewery Company, Ltd.                    20,128          725,681
Shinhan Financial Group Company, Ltd.                   59,000          835,137
Tae Young Corporation                                   28,500          764,113
                                                                     ----------
                                                                      2,324,931
Taiwan 2.9%
EVA Airways Corporation (b)                          4,439,000        1,809,664
Quanta Computer, Inc.                                  196,250          552,983
                                                                     ----------
                                                                      2,362,647
Thailand 9.9%
Golden Land Property Development PCL (b)             2,882,600        1,153,040
Home Product Center PCL (b)                         12,500,000          885,542
Kiatnakin Finance PCL                                  800,000          809,639
Land & House PCL (b)                                   450,000          851,205
PTT Exploration and Production PCL                     275,000          788,554
Siam Investment Fund                                    74,000          508,750
Siam Makro PCL                                         860,000          911,807
Thai Airways International PCL (b)                     850,000          824,398
Thai Military Bank PCL (b)                           7,300,000        1,222,530
                                                                     ----------
                                                                      7,955,465
-------------------------------------------------------------------------------
Total Common Stocks (Cost $68,834,076)                               72,560,401
-------------------------------------------------------------------------------
Short-Term Investments (a) 9.0%
Repurchase Agreements 8.5%
United States
ABN AMRO Inc.(Dated 6/28/02), 1.91%,
 Due 7/01/02 (Repurchase Proceeds $4,700,748);
 Collateralized by: United States Government &
 Agency Issues (e)                                 $ 4,700,000        4,700,000
State Street Bank (Dated 6/28/02), 1.50%,
 Due 7/01/02 (Repurchase Proceeds $2,135,367);
 Collateralized by: United States Government &
 Agency Issues (e)                                   2,135,100        2,135,100
                                                                     ----------
                                                                      6,835,100
Warrants 0.5%
Japan
Matsushita Electric Industrial Company,Ltd.,
  Expire 7/08/02                                           300              150

Thailand
Banpu PCL, Expire 1/14/03                            1,800,000          414,216
Home Products, Inc., Expire 5/31/05                  3,125,000                0
                                                                     ----------
                                                                        414,366
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,523,500)                        7,249,466
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $76,357,576) 99.0%             79,809,867
Other Assets and Liabilities, Net 1.0%                                  777,425
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 80,587,292
===============================================================================

10


STRONG FOREIGN MAJORMARKETS/SM/ FUND
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 89.6%
Australia 3.0%
BHP Billiton, Ltd.                                        6,100      $   35,392
Foster's Group, Ltd.                                     11,200          29,778
                                                                     ----------
                                                                         65,170
Belgium 3.1%
Fortis                                                    1,700          36,528
Interbrew                                                 1,100          31,692
                                                                     ----------
                                                                         68,220
Canada 3.1%
Encana Corporation                                        1,300          39,213
TransCanada PipeLines, Ltd.                               1,800          27,474
                                                                     ----------
                                                                         66,687
Denmark 1.0%
Danske Bank A/S                                           1,100          20,340

France 11.7%
Accor SA                                                    900          36,634
BNP Paribas SA (b)                                          400          22,201
Groupe Danone                                               300          41,388
Suez SA                                                   1,300          34,788
Thales SA                                                 1,300          55,402
TotalFinaElf SA                                             400          65,175
                                                                     ----------
                                                                        255,588
Germany 8.8%
Adidas-Salomon AG                                           495          40,719
Allianz AG                                                  100          20,080
E.On AG                                                   1,000          58,485
Muenchener Rueckversicherungs-Gesellschaft AG               175          41,539
Schering AG                                                 500          31,393
                                                                     ----------
                                                                        192,216
Hong Kong 2.4%
HSBC Holdings PLC                                         1,300          14,917
Hutchison Whampoa, Ltd.                                   2,500          18,670
Swire Pacific, Ltd. `A Shares'                            3,800          19,439
                                                                     ----------
                                                                         53,026
Ireland 1.6%
Ryanair Holdings PLC ADR (b)                              1,000          34,871

Italy 4.2%
Credito Italiano SA                                       4,700          21,334
ENI Spa                                                   2,800          44,790
Parmalat Finanziaria Spa                                  8,500          26,031
                                                                     ----------
                                                                         92,155

Japan 18.9%
Asahi Breweries, Ltd.                                     3,600          30,216
Canon, Inc.                                               1,000          37,908
East Japan Railway Company                                    7          32,862
Fuji Photo Film                                           1,000          32,385
Hitachi, Ltd.                                             4,000          25,941
Honda Motor Company, Ltd.                                   500          20,335
Mitsubishi Heavy Industries, Ltd.                        10,000          30,377
NTT DoCoMo, Inc.                                              8          19,749
SECOM Company, Ltd.                                         710          34,936
Seven-Eleven Japan Company, Ltd.                          1,000          39,498
Sony Corporation                                            300          15,891
Tokyo Gas Company, Ltd.                                  10,000          27,866
Toppan Printing Company, Ltd.                             3,200          33,366
Toyota Motor Corporation                                  1,150          30,603
                                                                     ----------
                                                                        411,933
Netherlands 4.1%
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                            700          19,320
Royal Dutch Petroleum Company                               600          33,162
STMicroelectronics NV                                       700          17,518
Wolters Kluwer NV                                         1,000          19,049
                                                                     ----------
                                                                         89,049
Spain 2.0%
ACS, Actividades de Construccion y Servicios SA             300           9,693
Banco Santander Central Hispano SA                        3,300          26,296
Telefonica SA Sponsored ADR (b)                             300           7,455
                                                                     ----------
                                                                         43,444
Sweden 2.9%
Autoliv, Inc.                                             2,200          53,810
Ericsson (LM) Telephone Company ADR
  `B Shares' (b)                                          6,000           8,640
                                                                     ----------
                                                                         62,450
Switzerland 6.3%
Julius Baer Holding, Ltd.                                   100          28,858
Nestle SA                                                   200          46,848
Novartis AG Sponsored ADR                                   700          30,681
Swiss Reinsurance                                           300          29,465
                                                                     ----------
                                                                        135,852
United Kingdom 16.5%
Amvescap PLC                                              1,800          14,731
Anglo American PLC                                        1,400          23,386
BAE SYSTEMS PLC                                           5,500          28,210
BP PLC Sponsored ADR                                        700          35,343
Boots Company PLC                                         4,340          43,226
Compass Group PLC                                         7,250          44,180
Diageo PLC                                                5,000          65,225
GlaxoSmithKline PLC Sponsored ADR                           500          21,570
Lloyds TSB Group PLC                                      3,025          30,244
Royal Bank of Scotland PLC                                1,145          32,608
Tesco PLC                                                 5,500          20,084
                                                                     ----------
                                                                        358,807
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,897,722)                                 1,949,808
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.1%
Repurchase Agreements
United States
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase Proceeds $242,230);
  Collateralized by: United States Government &
  Agency Issues (e)                                   $ 242,200         242,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $242,200)                            242,200
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,139,922) 100.7%              2,192,008
Other Assets and Liabilities, Net (0.7%)                                (15,396)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $2,176,612
===============================================================================

SCHEDULES OF INVESTMENTS INSECURITIES (continued)     June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
                         STRONG INTERNATIONAL STOCK FUND

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 91.9%
Australia 2.8%
BHP Billiton, Ltd.                                    159,138        $  923,317
Foster's Group, Ltd.                                  281,900           749,509
                                                                     ----------
                                                                      1,672,826

Belgium 2.8%
Fortis                                                 40,000           859,482
Interbrew                                              29,100           838,408
                                                                     ----------
                                                                      1,697,890

Brazil 0.4%
Companhia Vale do Rio Doce Sponsored ADR (b)            8,000           221,360


Canada 3.0%
Encana Corporation                                     35,916         1,083,376
TransCanada PipeLines, Ltd.                            47,000           717,380
                                                                     ----------
                                                                      1,800,756

Denmark 1.0%
Danske Bank A/S                                        33,000           610,206

France 10.8%
Accor SA                                               22,000           895,498
BNP Paribas SA (b)                                     11,000           610,518
Groupe Danone                                           8,900         1,227,854
Suez SA                                                32,000           856,310
Thales SA                                              29,600         1,261,472
TotalFinaElf SA                                         9,200         1,499,019
TotalFinaElf SA Sponsored ADR                           2,350           190,115
                                                                     ----------
                                                                      6,540,786

Germany 7.6%
Adidas-Salomon AG                                      13,800         1,135,206
Allianz AG                                              3,100           622,470
E.On AG                                                26,800         1,567,393
Muenchener Rueckversicherungs-Gesellschaft AG           4,040           958,969
Schering AG                                             5,500           345,324
                                                                     ----------
                                                                      4,629,362

Hong Kong 3.5%
China Mobile, Ltd. Sponsored ADR (b)                   44,900           656,438
HSBC Holdings PLC                                      31,300           359,152
Hutchison Whampoa, Ltd.                                74,000           552,635
Swire Pacific, Ltd. `A Shares'                        111,000           567,815
                                                                     ----------
                                                                      2,136,040

Ireland 1.6%
Connemara Green Marble Quarries PLC (Acquired
  11/21/96-6/20/97; Cost $635,000) (b) (c) (d) (f)    254,000                 0
Ryanair Holdings PLC ADR                               28,200           983,362
                                                                     ----------
                                                                        983,362

Italy 4.2%
Credito Italiano SA                                   134,000           608,258
ENI Spa                                                73,000         1,167,734
Parmalat Finanziaria Spa                              245,000           750,312
                                                                     ----------
                                                                      2,526,304

Japan 16.9%
Asahi Breweries, Ltd.                                  80,000           671,464
Canon, Inc.                                            28,200         1,069,004
East Japan Railway Company                                154           722,963
Fuji Photo Film                                        24,400           790,193
Hitachi, Ltd.                                         108,100           701,067
Honda Motor Company, Ltd.                              10,000           406,695
Mitsubishi Heavy Industries, Ltd.                     298,800           907,652
NTT DoCoMo, Inc.                                          200           493,724
SECOM Company, Ltd.                                    16,400           806,962
Seven-Eleven Japan Company, Ltd.                       21,600           853,155
Sony Corporation                                       10,500           556,192
Tokyo Gas Company, Ltd.                               255,600           712,258
Toppan Printing Company, Ltd.                          72,000           750,728
Toyota Motor Corporation                               29,000           771,715
                                                                     ----------
                                                                     10,213,772

Mexico 3.2%
America Movil SA de CV                                432,200           293,644
Telefonos de Mexico SA de CV                          516,800           832,290
Wal-Mart de Mexico SA de CV                           300,700           842,928
                                                                     ----------
                                                                      1,968,862

Netherlands 5.0%
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                       27,900           770,040
Royal Dutch Petroleum Company                          20,400         1,127,508
STMicroelectronics NV                                  11,300           282,786
STMicroelectronics NV - New York Registry Shares        9,100           221,403
Wolters Kluwer NV                                      32,700           622,900
                                                                     ----------
                                                                      3,024,637

South Korea 2.1%
KT Corporation Sponsored ADR                           32,600           705,790
Kookmin Bank Sponsored ADR                             11,400           560,310
                                                                      ---------
                                                                      1,266,100

Spain 2.2%
ACS,Actividades de Construccion y Servicios SA          9,000           290,789
Banco Santander Central Hispano SA                     69,500           553,807
Banco Santander Central Hispano SA
  Sponsored ADR                                        28,000           218,120
Telefonica SA (b)                                       2,253            18,980
Telefonica SA Sponsored ADR (b)                         9,816           243,927
                                                                      ---------
                                                                      1,325,623

Sweden 2.4%
Autoliv, Inc.                                          50,300         1,230,299
Ericsson (LM) Telephone Company ADR
  `B Shares' (b)                                      155,000           223,200
                                                                      ---------
                                                                      1,453,499

Switzerland 5.8%
Julius Baer Holding, Ltd.                               2,400           692,588
Nestle SA                                               4,890         1,145,424
Novartis AG Sponsored ADR                              20,900           916,047
Swiss Reinsurance                                       7,500           736,634
                                                                      ---------
                                                                      3,490,693

Taiwan 1.0%
ASE Test, Ltd. (b)                                     62,000           601,400


United Kingdom 15.6%
Amvescap PLC                                           46,200           378,088
Anglo American PLC                                     42,300           706,592
BAE SYSTEMS PLC                                       134,400           689,362
BP PLC Sponsored ADR                                   19,600           989,604
Boots Company PLC                                     143,700         1,431,224
Compass Group PLC                                     161,200           982,317
Diageo PLC                                            108,000         1,408,857
GlaxoSmithKline PLC Sponsored ADR                      14,500           625,530
Lloyds TSB Group PLC                                   73,300           732,860
Royal Bank of Scotland PLC                             32,000           911,311
Tesco PLC                                             162,000           591,571
                                                                      ---------
                                                                      9,447,316
-------------------------------------------------------------------------------
Total Common Stocks (Cost $60,772,609)                               55,610,794
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  STRONG INTERNATIONAL STOCK FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.4%
Repurchase Agreements
United States
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase Proceeds $1,000,159);
  Collateralized by: United States Government &
  Agency Issues (e)                                $1,000,000        $ 1,000,000
State Street Bank (Dated 6/28/02),1.50%
  Due 7/01/02 (Repurchase Proceeds $2,246,280);
  Collateralized by: United States Government &
  Agency Issues (e)                                 2,246,000          2,246,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,246,000)                         3,246,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $64,018,609) 97.3%              58,856,794
Other Assets and Liabilities, Net 2.7%                                 1,644,525
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $60,501,319
================================================================================


                              STRONG OVERSEAS FUND

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 88.9%
Australia 2.6%
BHP Billiton, Ltd.                                     81,322        $   471,829
Foster's Group, Ltd.                                  148,000            393,499
                                                                      ----------
                                                                         865,328

Belgium 2.8%
Fortis                                                 22,500            483,458
Interbrew                                              15,500            446,575
                                                                      ----------
                                                                         930,033

Brazil 0.3%
Companhia Vale do Rio Doce Sponsored ADR (b)            4,400            121,748

Canada 2.9%
Encana Corporation                                     18,639            562,236
TransCanada PipeLines, Ltd.                            26,850            409,822
                                                                      ----------
                                                                         972,058

Denmark 1.1%
Danske Bank A/S                                        21,000            388,313

France 10.6%
Accor SA                                               12,400            504,736
BNP Paribas SA (b)                                      7,000            388,511
Groupe Danone                                           4,540            626,343
Suez SA                                                18,500            495,054
Thales SA                                              16,100            686,139
TotalFinaElf SA                                         4,400            716,922
TotalFinaElf SA Sponsored ADR                           1,800            145,620
                                                                      ----------
                                                                       3,563,325

Germany 7.5%
Adidas-Salomon AG                                       8,150            670,430
Allianz AG                                              1,525            306,215
E.On AG                                                14,700            859,727
Muenchener Rueckversicherungs-Gesellschaft AG           2,220            526,958
Schering AG                                             2,800            175,801
                                                                      ----------
                                                                       2,539,131
Hong Kong 3.6%
China Mobile, Ltd. Sponsored ADR (b)                   22,600            330,412
HSBC Holdings PLC                                      16,800            192,772
Hutchison Whampoa, Ltd.                                45,500            339,796
Swire Pacific, Ltd. `A Shares'                         69,000            352,966
                                                                      ----------
                                                                       1,215,946

Ireland 1.6%
Ryanair Holdings PLC ADR (b)                           15,300            533,526

Italy 3.9%
Credito Italiano SA                                    71,000            322,286
ENI Spa                                                38,200            611,061
Parmalat Finanziaria Spa                              133,000            407,312
                                                                      ----------
                                                                       1,340,659

Japan 16.5%
Asahi Breweries, Ltd.                                  45,000            377,699
Canon, Inc.                                            15,000            568,619
East Japan Railway Company                                 86            403,732
Fuji Photo Film                                        13,000            421,004
Hitachi, Ltd.                                          59,500            385,879
Honda Motor Company, Ltd.                               5,700            231,816
Mitsubishi Heavy Industries, Ltd.                     152,000            461,724
NTT DoCoMo, Inc.                                           96            236,987
SECOM Company, Ltd.                                     9,000            442,845
Seven-Eleven Japan Company, Ltd.                       11,000            434,477
Sony Corporation                                        6,000            317,824
Tokyo Gas Company, Ltd.                               140,000            390,126
Toppan Printing Company, Ltd.                          40,000            417,071
Toyota Motor Corporation                               17,100            455,046
                                                                      ----------
                                                                       5,544,849

Mexico 3.1%
America Movil SA de CV                                228,000            154,907
Telefonos de Mexico SA de CV                          274,000            441,268
Wal-Mart de Mexico SA de CV                           154,500            433,098
                                                                      ----------
                                                                       1,029,273

Netherlands 4.6%
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                       14,070            388,332
Royal Dutch Petroleum Company                          10,200            563,754
STMicroelectronics NV                                   6,600            165,167
STMicroelectronics NV - New York Registry Shares        4,400            107,052
Wolters Kluwer NV                                      16,100            306,688
                                                                      ----------
                                                                       1,530,993

South Korea 2.0%
KT Corporation Sponsored ADR                           16,900            365,885
Kookmin Bank Sponsored ADR                              6,200            304,730
                                                                      ----------
                                                                         670,615

Spain 2.2%
ACS, Actividades de Construccion y Servicios SA         5,000            161,549
Banco Santander Central Hispano SA                     39,400            313,957
Banco Santander Central Hispano SA Sponsored ADR       13,994            109,013
Telefonica SA (b)                                       1,073              9,039
Telefonica SA Sponsored ADR (b)                         5,224            129,808
                                                                      ----------
                                                                         723,366

Sweden 2.3%
Autoliv, Inc.                                          27,300            667,737
Ericsson (LM) Telephone Company ADR `B Shares'         84,300            121,392
                                                                      ----------
                                                                         789,129

Switzerland 5.5%
Julius Baer Holding, Ltd.                               1,220            352,066
Nestle SA                                               2,645            619,559
Novartis AG Sponsored ADR                              10,320            452,326
Swiss Reinsurance                                       4,500            441,981
                                                                      ----------
                                                                       1,865,932

Taiwan 1.0%
ASE Test, Ltd. (b)                                     34,500            334,650

United Kingdom 14.8%
Amvescap PLC                                           20,500            167,766
Anglo American PLC                                     22,600            377,517

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG OVERSEAS FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                          Amount      (Note 2)
-------------------------------------------------------------------------------
BAE SYSTEMS PLC                                             74,800  $   383,663
BP PLC Sponsored ADR                                         9,800      494,802
Boots Company PLC                                           70,000      697,186
Compass Group PLC                                           82,300      501,518
Diageo PLC                                                  65,100      849,228
GlaxoSmithKline PLC Sponsored ADR                            7,900      340,806
Lloyds TSB Group PLC                                        33,100      330,937
Royal Bank of Scotland PLC                                  17,000      484,134
Tesco PLC                                                   93,000      339,606
                                                                    -----------
                                                                      4,967,163
-------------------------------------------------------------------------------
Total Common Stocks (Cost $31,576,377)                               29,926,037
-------------------------------------------------------------------------------
Short-Term Investments (a) 10.1%
Repurchase Agreements
United States
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase Proceeds $3,389,224);
  Collateralized by: United States Government &
  Agency Issues (e)                                     $3,388,800    3,388,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,388,800)                        3,388,800
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $34,965,177) 99.0%             33,314,837
Other Assets and Liabilities, Net 1.0%                                  324,913
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $33,639,750
===============================================================================

-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.
(d)  Affiliated Issuer (See Note 8 of Notes to Financial Statements.)
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  Illiquid security.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                                (In Thousands, Except Per Share Amounts)

                                                                          Strong       Strong Foreign         Strong         Strong
                                                                       Asia Pacific    MajorMarkets/SM/    International    Overseas
                                                                           Fund             Fund            Stock Fund        Fund
                                                                       ------------    ----------------    -------------    --------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $6,835, $242, $3,246 and
    $3,389, respectively)
    Unaffiliated Issuers (Cost of $76,357, $2,140, $63,384 and
    $34,965, respectively)                                               $79,810            $2,192           $ 58,857       $33,315
    Affiliated Issuers (Cost of $0, $0, $635 and $0, respectively)            --                --                 --            --
  Receivable for Securities Sold                                             960                 4                109            62
  Receivable for Fund Shares Sold                                            477                --              1,326           196
  Dividends and Interest Receivable                                          280                 9                228           109
  Other Assets                                                               102                 1                 75            22
                                                                          ------            ------           --------       -------
  Total Assets                                                            81,629             2,206             60,595        33,704

Liabilities:
  Payable for Securities Purchased                                           338                25                 --            --
  Payable for Fund Shares Redeemed                                           220                --                 12             5
  Accrued Tax Liability                                                      390                --                 --            --
  Accrued Operating Expenses and Other Liabilities                            94                 4                 82            59
                                                                          ------            ------           --------       -------
  Total Liabilities                                                        1,042                29                 94            64
                                                                          ------            ------           --------       -------
Net Assets                                                               $80,587            $2,177           $ 60,501       $33,640
                                                                         =======            ======           ========       =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                          $90,381            $3,304           $111,288       $60,142
  Accumulated Net Investment Gain (Loss)                                    (502)               --                127            86
  Accumulated Net Realized Loss                                          (12,355)           (1,180)           (45,765)      (24,944)
  Net Unrealized Appreciation (Depreciation)                               3,063                53             (5,149)       (1,644)
                                                                         -------            ------           --------       -------
  Net Assets                                                             $80,587            $2,177           $ 60,501       $33,640
                                                                         =======            ======           ========       =======
Capital Shares Outstanding (Unlimited Number Authorized)                  11,578               295              6,993         3,261

Net Asset Value Per Share                                                  $6.96             $7.38              $8.65        $10.31
                                                                           =====             =====              =====        ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                               (In Thousands)

                                                                          Strong       Strong Foreign         Strong         Strong
                                                                       Asia Pacific    MajorMarkets/SM/    International    Overseas
                                                                           Fund             Fund            Stock Fund        Fund
                                                                       ------------    ----------------    -------------    --------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
    of $454, $4, $92 and $41, respectively)                               $  411             $ 32              $  741        $  354
  Interest                                                                    55                6                  36            29
                                                                          ------            -----             -------        ------
  Total Income                                                               466               38                 777           383

Expenses:
  Investment Advisory Fees                                                   231               14                 248           111
  Administrative Fees                                                         93                5                  99            44
  Custodian Fees                                                              69               10                  17            13
  Shareholder Servicing Costs                                                172               19                 249           116
  Brokerage Fees                                                              --               --                   1             1
  Professional Fees                                                          (13)               4                 (27)            9
  Reports to Shareholders                                                     33                5                  61            80
  Federal and State Registration Fees                                         22                8                   1            10
  Other                                                                        2                1                   7             2
                                                                          ------            -----             -------        ------
  Total Expenses before Expense Offsets                                      609               66                 656           386
  Expense Offsets (Note 4)                                                   (54)             (30)                 (6)          (88)
                                                                          ------            -----             -------        ------
  Expenses, Net                                                              555               36                 650           298
                                                                          ------            -----             -------        ------
Net Investment Income (Loss)                                                 (89)               2                 127            85

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                            1,784             (460)             (7,413)       (2,662)
    Forward Foreign Currency Contracts                                       (64)              --                  --            --
    Foreign Currencies                                                         3               --                   7             3
                                                                          ------            -----             -------        ------
    Net Realized Gain (Loss)                                               1,723             (460)             (7,406)       (2,659)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                            3,953              336               4,328         1,066
    Forward Foreign Currency Contracts                                      (129)              --                  --            --
    Foreign Currencies                                                         3                1                  13             6
                                                                          ------            -----             -------        ------
    Net Change in Unrealized Appreciation/Depreciation                     3,827              337               4,341         1,072
                                                                          ------            -----             -------        ------
Net Gain (Loss) on Investments                                             5,550             (123)             (3,065)       (1,587)
                                                                          ------            -----             -------        ------
Net Increase (Decrease) in Net Assets Resulting from Operations           $5,461            ($121)            ($2,938)      ($1,502)
                                                                          ======            =====             =======        ======

16

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                             Strong Asia Pacific Fund         Strong Foreign MajorMarkets/SM/ Fund
                                                        ----------------------------------    ------------------------------------
                                                        Six Months Ended      Year Ended      Six Months Ended        Year Ended
                                                         June 30, 2002       Dec. 31, 2001     June 30, 2002         Dec. 31, 2001
                                                        ----------------     -------------    ----------------       -------------
                                                          (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income (Loss)                            ($     89)          ($     79)          $     2              ($    1)
  Net Realized Gain (Loss)                                    1,723              (7,362)             (460)                (499)
  Net Change in Unrealized Appreciation/Depreciation          3,827               3,655               337                 (185)
                                                           --------            --------           -------               ------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                           5,461              (3,786)             (121)                (685)

Distributions From Net Investment Income                         --                (366)               --                  (25)
Capital Share Transactions:
  Proceeds from Shares Sold                                 194,076             244,535             5,900                6,451
  Proceeds from Reinvestment of Distributions                    --                 354                --                   11
  Payment for Shares Redeemed                              (157,096)           (259,070)           (8,613)              (3,527)
                                                           --------            --------           -------               ------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                          36,980             (14,181)           (2,713)               2,935
                                                           --------            --------           -------               ------
Total Increase (Decrease) in Net Assets                      42,441             (18,333)           (2,834)               2,225
Net Assets:
  Beginning of Period                                        38,146              56,479             5,011                2,786
                                                           --------            --------           -------               ------
  End of Period                                            $ 80,587            $ 38,146           $ 2,177               $5,011
                                                           ========            ========           =======               ======
Transactions in Shares of the Funds:
  Sold                                                       28,308              38,400               789                  790
  Issued in Reinvestment of Distributions                        --                  57                --                    1
  Redeemed                                                  (22,903)            (40,207)           (1,137)                (433)
                                                             ------              ------             -----                  ---
  Net Increase (Decrease) in Shares of the Fund               5,405              (1,750)             (348)                 358
                                                             ======              ======             =====                  ===


                       See Notes to Financial Statements.
                                                                              17

--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                         Strong International Stock Fund            Strong Overseas Fund
                                                        ----------------------------------    ------------------------------------
                                                        Six Months Ended      Year Ended      Six Months Ended        Year Ended
                                                         June 30, 2002       Dec. 31, 2001     June 30, 2002         Dec. 31, 2001
                                                        ----------------     -------------    ----------------       -------------
                                                          (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income                                    $    127            $     50           $    85               $    38
  Net Realized Gain (Loss)                                   (7,406)              3,724            (2,659)               (7,367)
  Net Change in Unrealized Appreciation/Depreciation          4,341             (24,648)            1,072                   416
                                                           --------            --------           -------               -------
  Net Decrease in Net Assets Resulting from Operations       (2,938)            (20,874)           (1,502)               (6,913)
Distributions From Net Investment Income                         --              (1,609)               --                  (421)
Capital Share Transactions:
  Proceeds from Shares Sold                                  93,483             294,295            59,196                33,297
  Proceeds from Reinvestment of Distributions                    --               1,471                --                   409
  Payment for Shares Redeemed                              (107,559)           (306,220)          (49,308)              (41,891)
                                                           --------            --------           -------               -------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                         (14,076)            (10,454)            9,888                (8,185)
                                                           --------            --------           -------               -------
Total Increase (Decrease) in Net Assets                     (17,014)            (32,937)            8,386               (15,519)
Net Assets:
  Beginning of Period                                        77,515             110,452            25,254                40,773
                                                           --------            --------           -------               -------
  End of Period                                            $ 60,501            $ 77,515           $33,640               $25,254
                                                           ========            ========           =======               =======
Transactions in Shares of the Funds:
  Sold                                                       10,668              28,685             5,636                 2,759
  Issued in Reinvestment of Distributions                        --                 162                --                    37
  Redeemed                                                  (12,180)            (29,557)           (4,700)               (3,456)
                                                             ------              ------             -----                 -----
  Net Increase (Decrease) in Shares of the Fund              (1,512)               (710)              936                  (660)
                                                             ======              ======             =====                 =====

18

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund,
       Inc./(1)/)
     - Strong Foreign MajorMarketsSM Fund (a series of Strong International Equity Funds, Inc./(1)/)
     - Strong International Stock Fund (a series of Strong International Equity Funds, Inc./(1)/)
     - Strong Overseas Fund (a series of Strong International Equity Funds, Inc./(1)/)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted and illiquid securities. Aggregate cost and fair value of illiquid securities held at June 30, 2002 which are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors were as follows:

                                           Aggregate    Aggregate     Percent of
                                             Cost       Fair Value    Net Assets
                                           ---------    ----------    ----------
          Strong Asia Pacific Fund          $447,154     $289,753        0.4%
          Strong International Stock Fund    635,000           --        0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Funds. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002 is as follows:

                                         Payable to      Shareholder Servicing    Transfer Agency    Unaffiliated
                                         Advisor at       and Other Expenses          Banking         Directors'
                                        June 30, 2002       Paid to Advisor           Charges            Fees
                                        -------------    ---------------------    ---------------    ------------
Strong Asia Pacific Fund                   $36,135             $172,612               $  825           $  794
Strong Foreign MajorMarkets/SM/ Fund         3,793               19,016                  389              321
Strong International Stock Fund             54,114              249,718                2,397            1,355
Strong Overseas Fund                        16,143              116,401                1,613              610

     The Advisor owns 37% of Strong Foreign MajorMarkets/SM/ Fund at June 30, 2002.

4.   Expense Offsets

     Expense Offsets:

                                       Expense
                                     Waivers and   Directed
                                     Absorptions   Brokerage   Earnings Credits
                                     -----------   ---------   ----------------
Strong Asia Pacific Fund              $    --       $53,769          $333
Strong Foreign MajorMarkets/SM/ Fund   30,242            --            61
Strong International Stock Fund         6,448            --            26
Strong Overseas Fund                   88,323            --            10

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended June 30, 2002, were as follows:

                                        Purchases           Sales
                                       -----------       -----------
Strong Asia Pacific Fund               $84,187,932       $53,825,023
Strong Foreign MajorMarkets/SM/ Fund     1,883,492         3,856,837
Strong International Stock Fund         18,219,048        27,150,175
Strong Overseas Fund                    17,015,139         8,377,919

     There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2002.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                        Net Unrealized
                                                           Gross           Gross        Appreciation/
                                           Cost of       Unrealized      Unrealized     (Depreciation)
                                         Investments    Appreciation    Depreciation    on Investments
                                         -----------    ------------    ------------    --------------
Strong Asia Pacific Fund                 $76,691,371     $8,364,739      $5,246,243       $3,118,496
Strong Foreign MajorMarkets/SM/ Fund       2,159,847        140,354         108,193           32,161
Strong International Stock Fund           65,143,701      2,122,132       8,409,039       (6,286,907)
Strong Overseas Fund                      35,026,011      1,473,009       3,184,183       (1,711,174)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year were:

                                                 Net Capital
                                                    Loss            Post-October
                                                 Carryovers            Losses
                                                 -----------        ------------
Strong Asia Pacific Fund                         $12,692,077          $969,022
Strong Foreign MajorMarkets/SM/ Fund                 670,952           299,909
Strong International Stock Fund                   37,150,420           695,308
Strong Overseas Fund                              27,768,719           479,656

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                         Balance of          Gross         Gross Sales      Balance of        Value       Realized
                                        Shares Held        Purchases           and          Shares Held      June 30,       Loss
                                        Jan. 1, 2002     and Additions     Reductions      June 30, 2002       2002       on Sales
                                        ------------     -------------     -----------     -------------     --------     --------
Strong Asia Pacific Fund
------------------------
BMCMedia, Ltd.                            5,300,000             --          5,300,000               --           --       $370,348

Strong International Stock Fund
-------------------------------
Connemara Green Marble Quarries PLC         254,000             --                 --          254,000           --             --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                --------------------------------------------------------------------
                                                                June 30,   Dec. 31,  Dec. 31,   Oct. 31, Oct. 31, Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/    2001    2000/(c)/    2000     1999     1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $6.18     $7.13   $7.79         $9.62    $5.43    $7.35     $9.51

Income From Investment Operations:
  Net Investment Income (Loss)                                     0.02     (0.06)  (0.00)/(d)/   (0.19)    0.05     0.07      0.01
  Net Realized and Unrealized Gains (Losses) on Investments        0.76     (0.83)  (0.30)        (1.24)    4.14    (1.90)    (2.01)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.78     (0.89)  (0.30)        (1.43)    4.19    (1.83)    (2.00)

Less Distributions:
  From Net Investment Income                                         --     (0.06)  (0.36)        (0.40)      --    (0.07)    (0.01)
  In Excess of Net Investment Income                                 --        --      --            --       --    (0.02)    (0.03)
  From Net Realized Gains                                            --        --      --            --       --       --     (0.10)
  In Excess of Net Realized Gains                                    --        --      --            --       --       --     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --     (0.06)  (0.36)        (0.40)      --    (0.09)    (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $6.96     $6.18   $7.13         $7.79    $9.62    $5.43     $ 7.35
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +12.6%    -12.5%   -3.8%        -16.2%   +77.2%   -25.1%     -21.5%
  Net Assets, End of Period (In Millions)                           $81       $38     $56           $57     $103      $22        $30
  Ratio of Expenses to Average Net Assets Before Expense Offsets   2.0%*     2.4%    2.0%*         1.7%     2.0%     2.0%       2.0%
  Ratio of Expenses to Average Net Assets                          1.8%*     2.0%    2.0%*         1.7%     1.7%     2.0%       2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.3%)*   (0.2%)  (0.3%)*       (0.3%)    0.2%     1.1%       0.1%
  Portfolio Turnover Rate                                         97.5%    165.5%   22.9%        181.5%   206.1%   192.9%      96.7%


STRONG FOREIGN MAJORMARKET/SM/ FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                --------------------------------------------------------------------
                                                                  June 30,      Dec. 31,    Dec. 31,   Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/       2001      2000/(c)/    2000     1999     1998/(e)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $7.79        $9.78         $10.14     $11.78     $9.31    $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                     0.00/(d)/    0.01          (0.01)     (0.06)     0.03     (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments       (0.41)       (1.96)         (0.35)     (0.52)     2.44     (0.68)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.41)       (1.95)         (0.36)     (0.58)     2.47     (0.69)

Less Distributions:
  From Net Investment Income                                         --        (0.04)            --      (0.03)       --        --
  From Net Realized Gains                                            --           --             --      (1.03)       --        --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --        (0.04)            --      (1.06)       --        --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $7.38        $7.79         $ 9.78     $10.14    $11.78    $ 9.31
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -5.3%       -19.9%          -3.6%      -6.9%    +26.5%     -6.9%
  Net Assets, End of Period (In Millions)                            $2           $5             $3         $3        $2        $1
  Ratio of Expenses to Average Net Assets Before Expense Offsets   3.7%*        4.4%           2.0%*      2.0%      2.0%      2.0%*
  Ratio of Expenses to Average Net Assets                          2.0%*        2.0%           2.0%*      2.0%      2.0%      2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      0.1%*       (0.0%)/(d)/    (0.8%)*    (0.6%)     0.2%     (0.5%)*
  Portfolio Turnover Rate                                         62.6%       131.4%          23.6%     143.9%    144.5%     16.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005 or 0.05%.
(e)  For the period from June 30, 1998 (inception) to October 31, 1998.


                                                                              23

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND

                                                                                          Period Ended
                                                                --------------------------------------------------------------------
                                                                June 30,    Dec. 31,  Dec. 31,  Oct. 31, Oct. 31, Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/     2001    2000/(c)/   2000     1999     1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.11   $11.99       $13.38   $12.99   $ 8.95  $11.99      $13.75

Income From Investment Operations:
  Net Investment Income (Loss)                                     0.02    (0.00)/(d)/  (0.02)   (0.13)   (0.09)   0.00/(d)/   0.01
  Net Realized and Unrealized Gains (Losses) on Investments       (0.48)   (2.69)       (1.37)    0.52     4.19   (2.48)      (0.69)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.46)   (2.69)       (1.39)    0.39     4.10   (2.48)      (0.68)

Less Distributions:
  From Net Investment Income                                         --    (0.19)          --       --       --    0.00/(d)/  (0.01)
  In Excess of Net Investment Income                                 --       --           --       --    (0.06)  (0.30)      (0.26)
  From Net Realized Gains                                            --       --           --       --       --   (0.26)      (0.81)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --    (0.19)          --       --    (0.06)  (0.56)      (1.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $8.65   $ 9.11       $11.99   $13.38   $12.99  $ 8.95      $11.99
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -5.1%   -22.4%       -10.4%    +3.0%   +46.0%  -21.4%       -5.7%
  Net Assets, End of Period (In Millions)                           $61      $78         $110     $123     $112     $96        $180
  Ratio of Expenses to Average Net Assets Before Expense Offsets   2.1%*    2.0%         1.7%*    1.6%     1.8%    1.9%        1.6%
  Ratio of Expenses to Average Net Assets                          2.0%*    2.0%         1.7%*    1.6%     1.8%    1.9%        1.6%
  Ratio of Net Investment Income (Loss) to Average Net Assets      0.4%*    0.1%        (1.1%)*  (0.7%)   (0.7%)  (0.1%)       0.5%
  Portfolio Turnover Rate                                         29.3%   179.2%        12.8%   100.2%    84.9%  228.2%      143.7%

STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                  ------------------------------------------------------------------
                                                                  June 30,    Dec. 31,   Dec. 31,    Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/     2001     2000/(c)/     2000       1999     1998/(e)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.86      $13.66     $15.17      $14.37     $ 8.20     $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                       0.03        0.01      (0.03)      (0.04)     (0.08)     (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments         (0.58)      (2.63)     (1.48)       0.84       6.25      (1.78)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (0.55)      (2.62)     (1.51)       0.80       6.17      (1.80)

Less Distributions:
  From Net Investment Income                                           --       (0.18)        --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  --       (0.18)        --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.31      $10.86     $13.66      $15.17     $14.37     $ 8.20
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      -5.1%      -19.2%     -10.0%       +5.6%     +75.2%     -18.0%
  Net Assets, End of Period (In Millions)                             $34         $25        $41         $45         $7         $3
  Ratio of Expenses to Average Net Assets Before Expense Offsets     2.6%*       2.5%       1.9%*       1.8%       2.0%       2.0%*
  Ratio of Expenses to Average Net Assets                            2.0%*       1.9%       1.9%*       1.7%       2.0%       2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets        0.6%*       0.1%      (1.3%)*     (0.3%)     (0.9%)     (0.7%)*
  Portfolio Turnover Rate                                           31.7%      169.2%      12.8%      116.6%     106.4%      59.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005.
(e)  For the period from June 30, 1998 (inception) to October 31, 1998.


24

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
    Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since
 July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of the Advisor since July 1999.
 From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001,
 Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President and Assistant
 Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

 Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
   Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997,
 Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991,
 Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
     Richard S. Strong
     Willie D. Davis
     Gordon B. Greer
     Stanley Kritzik
     Neal Malicky
     William F. Vogt

Officers
     Richard S. Strong, Chairman of the Board
     Thomas M. Zoeller, Vice President
     Dennis A. Wallestad, Vice President
     Richard W. Smirl, Secretary
     Susan A. Hollister, Vice President and Assistant Secretary
     Gilbert L. Southwell III, Assistant Secretary
     John W. Widmer, Treasurer

Investment Advisor
     Strong Capital Management, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
     Strong Investments, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
     State Street Bank and Trust Company
     801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
     Strong Investor Services, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
     Godfrey & Kahn, S.C.
     780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]












Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com




To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com














This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25407-0602



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